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                                                                   Exhibit 10.21


[UNION BANK OF CALIFORNIA LOGO]

May 26, 1999

Frank Segler
President
Ever-tek Computer Corporation
2604 Temple Heights Dr.
Oceanside, CA 92056

Dear Frank:

     Re: Third Amendment ("Amendment") to the Business Loan Agreement dated September 15, 1998 (all prior Amendments, this Amendment, and the Business Loan Agreement together called the "Agreement")


Dear Frank:

     In reference to the Agreement between Union Bank of California, N.A. ("Bank") and Ever-tek Computer Corporation ("Borrower"), the Bank and Borrower desire to amend the Agreement. Capitalized terms used herein which are not otherwise defined shall have the meaning given them in the Agreement.

     Amendments to the Agreement

     (a) Section 4.1 (b) Tangible Net Worth of the Agreement is hereby amended by substituting the amount of "$2,400,000" for the amount of "$3,000,000".

     (b) Section 4.1 (c) Total Liabilities to Tangible Net Worth of the Agreement is hereby amended by substituting the ratio of "1.25:1" for the ratio of "1.0:1".

     (c) Section 4.1 (a) Quick ratio of the Agreement is hereby amended by substituting the ratio of "0.47:1 increasing to 1.0:1 by June 30, 1999" for the ratio of "1.0:1".

     (d) Section 4.16 of the Agreement is hereby amended by substituting the amount of "$200,000" for the amount of "$25,000".

     (e) Section 4.17 of the Agreement is hereby amended by substituting the amount of "$175,000" for the amount of "$25,000".

     Except as specifically amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. This Amendment shall not be a waiver of any existing or future default or breach of a condition or covenant unless specified herein.

     This Amendment shall become effective when the Bank shall have received the acknowledgment copy of this Amendment executed by the Borrower on or before June 10, 1999.

Very truly yours,
UNION BANK OF CALIFORNIA, N.A.

By: /s/ Maureen Sullivan
   -----------------------------
Title: Vice President

Agreed and Accepted to this ______ day of _____, 1998.

Ever-tek Computer Corporation

By: /s/ Frank Segler
   -----------------------------
Title: President